The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

Preliminary Structural and Collateral Term Sheet

$449,000,000 (approximate) of Senior Certificates
J.P. Morgan Mortgage Trust 2005-S1
Mortgage Pass-Through Certificates, Series 2005-S1
1/4/2005
					1/4/2005
Features of the Transaction		Preliminary Mortgage Pool(s) Data - Conforming 30 Year Alt-A
			Pool 1	Pool 1	Pool 1
- Offering consists of approximately [449mm] of Senior Certificates.			Aggregate	SubGroup1	SubGroup2
expected to be rated AAA by at least 2 of the Rating Agencies;		Collateral Type	30 Yr Conforming	6.0% Pass-Thru	6.5% Pass-Thru
S&P, Moody's, Fitch.		Outstanding Principal Balance	292,031,501	158,601,243	131,624,006
- The Amount of Senior Certificates is approximate and may vary.		Number of Mortgage Loans	1713
- Multiple groups of Mortgage Loans will collateralize the transaction.		Average Original Balance	170,863	171,214	167,453
- There are approximately 3 Pools of Senior Certificates, Pools 1 & 2		Weighted Average Coupon	6.46%	6.29%	6.68%
consist of 2 SubGroups each which may vary.		Weighted Average Maturity	357	357	357
- The Credit Support for Pools 1,2 & 3 is Cross-Collateralized		Weighted Average Seasoning	3	2	3
with respect to losses.		Weighted Average Loan-to-Value	77%	75%	80%
		Weighted Average FICO Score	718	721	715
		Geographic Distribution	FL(25%),NY(10%)	FL(21%),CA(13%)	FL(29%),NY(11%)
		Owner Occupied	86%	86%	85%
		Purpose-Cash Out	30%	31%	29%
		Primary Mortgage Pool Originator	Chase Mortgage(99%)
			Cendant Mortgage(1%)
	Key Terms	Preliminary Mortgage Pool(s) Data - Jumbo 30 Year Alt-A
			Pool 2	Pool 2	Pool 2
Issuer :	J.P.Morgan Mortgage Trust		Aggregate	SubGroup1	SubGroup2
Underwriter :	J.P.Morgan Securities, Inc.	Collateral Type	30 Yr Jumbo	6.0% Pass-Thru	8.0% Pass-Thru
Depositor :	J.P. Morgan Acceptance Corp.	Outstanding Principal Balance	142,301,493	117,436,579	24,125,845
Trustee:	US Bank	Number of Mortgage Loans	286
Type of Issuance:	Public	Average Original Balance	499,206	499,206	492,094
Servicer Advancing:	Yes, Subject to Recoverability.	Weighted Average Coupon	6.56%	6.49%	6.89%
Compensating Interest:	Paid, But Capped.	Weighted Average Maturity	356	356	356
Clean-Up Call / Optional Termination:	[5%] clean-up call (aggregate portfolio)	Weighted Average Seasoning	4	4	4
Legal Investment:	The Senior Certificates are Expected to be	Weighted Average Loan-to-Value	75%	75%	78%
	SMMEA at Settlement.	Weighted Average FICO Score	716	716	716
ERISA Eligible:	The Senior Certificates are Expected	Geographic Distribution	NY(20%),FL(14%)	NY(21%),FL(14%)	NY(19%),NJ(17%)
	to be ERISA eligible subject to limitations	Owner Occupied	90%	90%	91%
	set forth in the final prospectus supplement.	Purpose-Cash Out	21%	21%	22%
Tax Treatment:	REMIC	Primary Mortgage Pool Originator	Chase Mortgage(85%)
Structure:	Senior/Subordinate w/ Shifting Interest.		Cendant Mortgage(15%)
	and Subordinate Certificate Prepayment Lockout	Preliminary Mortgage Pool(s) Data - Jumbo 15 Year Alt-A
Expected AAA Subordination:	5.25% +/- .50%		Pool 3
Rating Agencies:	At least 2 of 3; Moody's, S&P, Fitch		Aggregate
Registration:	Publicly Offered Certificates will be DTC		5.5% Pass-Thru
		Collateral Type	15 Yr Jumbo
		Outstanding Principal Balance	40,047,664
		Number of Mortgage Loans	77
		Average Original Balance	528,138
		Weighted Average Coupon	5.76%
		Weighted Average Maturity	177
Time Table (approximate)		Weighted Average Seasoning	3
Expected Settlement	1/31/05	Weighted Average Loan-to-Value	59%
Cut-Off Date	1/1/05	Weighted Average FICO Score	735
First Distribution Date	2/25/05	Geographic Distribution	NY(32%),CA(31%)
Distribution Date	25th or Next Business Day	Owner Occupied	91%
JPMSI Whole Loan Trading Desk		Purpose-Cash Out	39%
Greg Boester	212.834.2499	Primary Mortgage Pool Originator	Chase Mortgage(100%)
Ruslan Margolin	212.834.4574
Tom Scudese	212.834.2499

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The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.